UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 15, 2013

DFC Global Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50866	23-2636866
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania		19312
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-296-3400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On November 15, 2013, DFC Global Corp. (the "Company") announced its intent to offer, through its wholly-owned subsidiaries Dollar Financial UK Holding plc ("DFUKH") and National Money Mart Company ("NMM"), and subject to market conditions and other factors, up to a total of $650 million of Senior Notes. The Company intends to issue these securities in a combination of British pound denominated Senior Notes due 2020 of DFUKH and Canadian dollar denominated Senior Notes due 2021of NMM in a private offering. Both series of Senior Notes will be unconditionally guaranteed by DFC Global Corp. and substantially all of its U.S. and Canadian subsidiaries and certain of its U.K. subsidiaries. The Senior Notes are expected to be eligible for resale under Rule 144A or Regulation S of the Securities Act of 1933. A copy of the press release, is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

On November 15, 2013, the Company issued a press release announcing that NMM will launch a cash tender offer and related consent solicitations for all of the $600 million aggregate principal amount of National Money Mart Company’s 10.375% Senior Notes due 2016. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.

The Company is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated November 15, 2013, relating to Note Offering
99.2 Press release, dated November 15, 2013, relating to Tender Offer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DFC Global Corp.

November 15, 2013	By:	William M. Athas

Name: William M. Athas
Title: Senior Vice President of Finance, Corporate Controller and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release, dated November 15, 2013, relating to Note Offering
99.2	Press release, dated November 15, 2013, relating to Tender Offer